CMO Desk                   Deal Summary Report   WAMU03-S5G1AR10 30 year 5.5's

Date:05/20/2003 15:37:18    CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148 Pac Bands I: 125- 350 II: 0- 0  III: 0- 0
Closing Date: 5/30/2003    WHOLE 30 year Pricing Speed: 300 PSA   PacI %: 32.58
First Pay: 6/25/2003       WAC:5.95 WAM:358.00

Tranche                                Payment     Aver.          Tx/    Spread Yield
 Name         Balance       Coupon     Window       Life   Dur   Index      Margin
-------------------------------------------------------------------------------------
 1A25       7,906,363.64   5.50000    6/03- 6/19    4.50          0.00
 1A15      43,485,000.00   4.50000    6/03- 6/19    4.50          0.00
 1A24       1,039,000.00   5.50000    6/19- 3/33   19.66          0.00
 1A28      13,234,000.00   1.75000    6/03- 1/11    3.43          1ML       + 0.43
 1A29      13,234,000.00   6.25000    6/03- 1/11    3.43          1ML       + 7.57
 1A27      66,170,000.00   5.00000    6/03- 1/11    3.43          0.00
 1A1       66,170,000.00   5.50000    6/03- 1/11    3.43          0.00
 1A2        2,000,000.00   5.75000    1/11- 7/11    7.88          0.00
 1A3        2,000,000.00   5.25000    1/11- 7/11    7.88          0.00
 1A5        4,000,000.00   5.50000    7/11- 3/12    8.48          0.00
 1A6        2,000,000.00   5.75000    3/12- 2/13    9.24          0.00
 1A7        2,000,000.00   5.25000    3/12- 2/13    9.24          0.00
 1A8        3,000,000.00   5.50000    2/13-11/13   10.09          0.00
 1A9        1,750,000.00   6.00000   11/13- 8/16   11.73          0.00
 1A11       3,500,000.00   5.25000   11/13- 8/16   11.73          0.00
 1A10       1,750,000.00   5.50000   11/13- 8/16   11.73          0.00
 1A12       4,000,000.00   5.50000    8/16- 6/19   14.49          0.00
 1A13       4,106,000.00   5.50000    6/19- 3/33   19.65          0.00
 1A17      60,435,272.73   5.50000    6/03- 7/11    3.24          0.00
 1A18     100,000,000.00   2.87500    6/03-10/07    2.50          0.00
 1A22      69,894,000.00   4.50000   10/07- 7/11    6.02          0.00
 1A16      10,000,000.00   5.50000    7/11-10/20   10.99          0.00
 1A26       8,952,000.00   5.50000    7/11-10/20   10.99          0.00
 1A23      10,000,000.00   5.50000    7/11-10/20   10.99          0.00
 1A19       2,436,000.00   5.50000   10/20- 3/33   20.51          0.00
-------------------------------------------------------------------------------------

Tranche   Price
 Name       %              Description       Cap    Mult   Bal %
----------------------------------------------------------------
 1A25                                                       1.28
 1A15                                                       7.04
 1A24                                                       0.17
 1A28             " 1ML + 0.430000 cap: 8.   8.0    1.00    2.14
 1A29             "   7.570 + -1.000 * 1M    7.6   -1.00    2.14
 1A27                                                      10.71
 1A1                                                       10.71
 1A2                                                        0.32
 1A3                                                        0.32
 1A5                                                        0.65
 1A6                                                        0.32
 1A7                                                        0.32
 1A8                                                        0.49
 1A9                                                        0.28
 1A11                                                       0.57
 1A10                                                       0.28
 1A12                                                       0.65
 1A13                                                       0.66
 1A17             "Combined: A17B A17A                      9.78
 1A18                                                      16.19
 1A22                                                      11.31
 1A16                                                       1.62
 1A26                                                       1.45
 1A23                                                       1.62
 1A19                                                       0.39
----------------------------------------------------------------
Tot: 30   617,828,000      4.75774                  5.32


Collateral

Type    Bal(MM)    Coup    Prepay   WAM   Age   AcrInt(M)    WAC
-----   -------   -----   -------   ---   ---   ---------   -----
WHOLE   617.828   5.500   PSA 300   358    2     2737.321   5.950

# 1 617.828 5.5000                  358.0 2.0 2737.321

             Yield Curve               Indices
------------------------------------   -------
Yr     1.94    4.81    9.82    27.81     1ML
Yld   1.650   2.950   3.991    4.890     1.320

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk                   Deal Summary Report   WAMU03-S5G1AR10 30 year 5.5's

Date:05/20/2003 15:37:19    CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148 Pac Bands I: 125- 350   II:  0-0  III: 0- 0
Closing Date: 5/30/2003    WHOLE 30 year Pricing Speed: 300 PSA   PacI %: 32.58
First Pay: 6/25/2003       WAC:5.95 WAM:358.00

Tranche                                Payment    Aver.          Tx/    Spread Yield
 Name        Balance       Coupon      Window      Life   Dur   Index      Margin
------------------------------------------------------------------------------------
 1A20     88,890,266.00    2.77000   6/03- 3/33    4.34          1ML       + 1.45
 1A21     32,323,734.00   13.00750   6/03- 3/33    4.34          1ML       +16.64
 1A14      6,030,000.00    5.50000   6/08- 3/33   10.88          0.00
 1A4      54,270,000.00    5.50000   6/08- 3/33   10.88          0.00
 1B1      14,828,000.00    5.50000   6/03- 3/33   10.29          0.00
------------------------------------------------------------------------------------

Tranche   Price
 Name       %              Description       Cap    Mult    Bal %
-----------------------------------------------------------------
 1A20             " 1ML + 1.450000 cap: 7.    7.5    1.00   14.39
 1A21             "  16.637 + -2.750 * 1M    16.6   -2.75    5.23
 1A14                                                        0.98
 1A4                                                         8.78
 1B1              "Sub. Bond, 2.40 percen                    2.40
-----------------------------------------------------------------
Tot: 30   617,828,000      4.75774                 5.32


Collateral

Type    Bal(MM)    Coup   Prepay    WAM   Age   AcrInt(M)    WAC
-----   -------   -----   -------   ---   ---   ---------   -----
WHOLE   617.828   5.500   PSA 300   358    2    2737.321    5.950

# 1 617.828 5.5000                  358.0 2.0 2737.321

             Yield Curve                Indices
-------------------------------------   -------
Yr     1.94    4.81    9.82     27.81    1ML
Yld   1.650   2.950   3.991     4.890    1.320

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk                   Deal Summary Report   WAMU03-S5G1AR10 30 year 5.5's

Date:05/20/2003 15:37:19    CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148 Pac Bands I: 125-350   II:  0-0   III:0- 0
Closing Date: 5/30/2003    WHOLE 30 year Pricing Speed: 300 PSA   PacI %: 32.58
First Pay: 6/25/2003       WAC:5.95 WAM:358.00

Tranche                           Payment   Aver.          Tx/    Spread Yield   Price
 Name       Balance     Coupon     Window    Life   Dur   Index      Margin        %     Description   Cap   Mult   Bal %
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Tot: 30   617,828,000   4.75774              5.32

Collateral

Type    Bal(MM)    Coup   Prepay    WAM   Age   AcrInt(M)    WAC
-----   -------   -----   -------   ---   ---   ---------   -----
WHOLE   617.828   5.500   PSA 300   358    2    2737.321    5.950

# 1  617.828 5.5000                 358.0 2.0 2737.321

              Yield Curve              Indices
------------------------------------   -------
Yr     1.94    4.81    9.82    27.81    1ML
Yld   1.650   2.950   3.991    4.890    1.320

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------
$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)
--------------------------------------------------
$          DEAL: WAMU03-S5G1AR10
$       PRICING: PSA 300
$    SETTLEMENT: 20030530
------------------------------------------
------------------------------------------
$                 BLOCK: 1
!{         TRANCHE NAME: 1A15 }
$       ORIGINAL_AMOUNT: 43,485,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     4.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 2
!{         TRANCHE NAME: 1A24 }
$       ORIGINAL_AMOUNT: 1,039,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 3
!{         TRANCHE NAME: 1A28 }
$       ORIGINAL_AMOUNT: 13,234,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     1.750000000 Floater Bond
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 0
$            DATED_DATE: 20030525
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
Additional Floater Information
$        FLOATER_INDEX: LIBOR1MO
$        FLOATER_RESET:    Freq:     12; Next: 20030625
$      FLOATER_FORMULA: 0.00000 1.00000         0.4300000000
$ FLOATER_LIMITS:Thres: 20030525  Floor:   0.43000 Cap:  8.000000
--------------------------------------------------
$                 BLOCK: 4
!{         TRANCHE NAME: 1A27 }
$       ORIGINAL_AMOUNT: 66,170,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.000000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 5
!{         TRANCHE NAME: 1A1 }
$       ORIGINAL_AMOUNT: 66,170,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 6
!{         TRANCHE NAME: 1A2 }
$       ORIGINAL_AMOUNT: 2,000,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.750000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 7
!{         TRANCHE NAME: 1A3 }
$       ORIGINAL_AMOUNT: 2,000,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.250000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------

$                 BLOCK: 8
!{         TRANCHE NAME: 1A5 }
$       ORIGINAL_AMOUNT: 4,000,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 9
!{         TRANCHE NAME: 1A6 }
$       ORIGINAL_AMOUNT: 2,000,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.750000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 10
!{         TRANCHE NAME: 1A7 }
$       ORIGINAL_AMOUNT: 2,000,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.250000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 11
!{         TRANCHE NAME: 1A8 }
$       ORIGINAL_AMOUNT: 3,000,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 12
!{         TRANCHE NAME: 1A9 }
$       ORIGINAL_AMOUNT: 1,750,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     6.000000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 13
!{         TRANCHE NAME: 1A11 }
$       ORIGINAL_AMOUNT: 3,500,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.250000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 14
!{         TRANCHE NAME: 1A10 }
$       ORIGINAL_AMOUNT: 1,750,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------

$                 BLOCK: 15
!{         TRANCHE NAME: 1A12 }
$       ORIGINAL_AMOUNT: 4,000,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 16
!{         TRANCHE NAME: 1A13 }
$       ORIGINAL_AMOUNT: 4,106,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 17
!{         TRANCHE NAME: 1A18 }
$       ORIGINAL_AMOUNT: 100,000,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     2.875000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 18
!{         TRANCHE NAME: 1A22 }
$       ORIGINAL_AMOUNT: 69,894,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     4.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 19
!{         TRANCHE NAME: 1A16 }
$       ORIGINAL_AMOUNT: 10,000,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 20
!{         TRANCHE NAME: 1A26 }
$       ORIGINAL_AMOUNT: 8,952,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 21
!{         TRANCHE NAME: 1A23 }
$       ORIGINAL_AMOUNT: 10,000,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------

$                 BLOCK: 22
!{         TRANCHE NAME: 1A19 }
$       ORIGINAL_AMOUNT: 2,436,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 23
!{         TRANCHE NAME: 1A20 }
$       ORIGINAL_AMOUNT: 88,890,266.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     2.770000000 Floater Bond
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
Additional Floater Information
$        FLOATER_INDEX: LIBOR1MO
$        FLOATER_RESET:    Freq:     12; Next: 20030625
$      FLOATER_FORMULA: 0.00000 1.00000         1.4500000000
$ FLOATER_LIMITS:Thres: 20030501  Floor:   1.45000 Cap:  7.500000
--------------------------------------------------
$                 BLOCK: 24
!{         TRANCHE NAME: 1A21 }
$       ORIGINAL_AMOUNT: 32,323,734.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:    13.007500000 Floater Bond
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
Additional Floater Information
$        FLOATER_INDEX: LIBOR1MO
$        FLOATER_RESET:    Freq:     12; Next: 20030625
$      FLOATER_FORMULA: 0.00000 -2.75000        16.6375000000
$ FLOATER_LIMITS:Thres: 20030501  Floor:   0.00000 Cap: 16.637500
--------------------------------------------------
$                 BLOCK: 25
!{         TRANCHE NAME: 1A14 }
$       ORIGINAL_AMOUNT: 6,030,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 26
!{         TRANCHE NAME: 1A4 }
$       ORIGINAL_AMOUNT: 54,270,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 27
!{         TRANCHE NAME: 1B1 }
$       ORIGINAL_AMOUNT: 14,828,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
--------------------------------------------------
$               PHANTOM: 28
!{         TRANCHE NAME: 1A25 }
$       ORIGINAL_AMOUNT: 7,906,363.64
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
--------------------------------------------------

$               PHANTOM: 29
!{         TRANCHE NAME: 1A29 }
$       ORIGINAL_AMOUNT: 13,234,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     6.250000000 Floater Bond
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 0
$            DATED_DATE: 20030525
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
Additional Floater Information
$        FLOATER_INDEX: LIBOR1MO
$        FLOATER_RESET:    Freq:     12; Next: 20030625
$      FLOATER_FORMULA: 0.00000 -1.00000         7.5700000000
$ FLOATER_LIMITS:Thres: 20030525  Floor:   0.00000 Cap:  7.570000
--------------------------------------------------
$               PHANTOM: 30
!{         TRANCHE NAME: 1A17 }
$       ORIGINAL_AMOUNT: 60,435,272.73
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20030501
$    FIRST_PAYMENT_DATE: 20030625
$     NEXT_PAYMENT_DATE: 20030625
--------------------------------------------------
--------------------------------------------------
$               TRANCHE: 1
$                  NAME:         "1A25"
$                 CSORT:              1
$                  TYPE:            NTL
$          RECORD_DELAY:             24
$              NOTIONAL:
$    COMPOSITION: BLOCK: 28 PRIN: 100.000000000 INT: 100.000000000
!  ( notional tranche name is 1A25 )
--------------------------------------------------
$               TRANCHE: 2
$                  NAME:         "1A15"
$                 CSORT:              2
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 3
$                  NAME:         "1A24"
$                 CSORT:              3
$                  TYPE:            SEQ
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 4
$                  NAME:         "1A28"
$                 CSORT:              4
$                  TYPE:            FLT
$          RECORD_DELAY:              0
$    COMPOSITION: BLOCK: 3 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 5
$                  NAME:         "1A29"
$                 CSORT:              5
$                  TYPE:         IO,NTL
$          RECORD_DELAY:              0
$              NOTIONAL:
$    COMPOSITION: BLOCK: 29 PRIN: 100.000000000 INT: 100.000000000
!  ( notional tranche name is 1A29 )
--------------------------------------------------
$               TRANCHE: 6
$                  NAME:         "1A27"
$                 CSORT:              6
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 4 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 7
$                  NAME:          "1A1"
$                 CSORT:              7
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 5 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 8
$                  NAME:          "1A2"
$                 CSORT:              8
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 6 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 9
$                  NAME:          "1A3"
$                 CSORT:              9
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 7 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------

$               TRANCHE: 10
$                  NAME:          "1A5"
$                 CSORT:             10
$                  TYPE:            SEQ
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 8 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 11
$                  NAME:          "1A6"
$                 CSORT:             11
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 9 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 12
$                  NAME:          "1A7"
$                 CSORT:             12
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 10 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 13
$                  NAME:          "1A8"
$                 CSORT:             13
$                  TYPE:            SEQ
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 11 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 14
$                  NAME:          "1A9"
$                 CSORT:             14
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 12 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 15
$                  NAME:         "1A11"
$                 CSORT:             15
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 13 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 16
$                  NAME:         "1A10"
$                 CSORT:             16
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 14 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 17
$                  NAME:         "1A12"
$                 CSORT:             17
$                  TYPE:            SEQ
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 15 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 18
$                  NAME:         "1A13"
$                 CSORT:             18
$                  TYPE:            SEQ
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 16 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 19
$                  NAME:         "1A17"
$                 CSORT:             19
$                  TYPE:    SCH,CPT,NTL
$          RECORD_DELAY:             24
$              NOTIONAL:
!  ( notional tranche name is 1A17 )
--------------------------------------------------
$               TRANCHE: 20
$                  NAME:         "1A18"
$                 CSORT:             20
$                  TYPE:            SCH
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 17 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 21
$                  NAME:         "1A22"
$                 CSORT:             21
$                  TYPE:            SCH
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 18 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------

$               TRANCHE: 22
$                  NAME:         "1A16"
$                 CSORT:             22
$                  TYPE:            SCH
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 19 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 23
$                  NAME:         "1A26"
$                 CSORT:             23
$                  TYPE:            SCH
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 20 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 24
$                  NAME:         "1A23"
$                 CSORT:             24
$                  TYPE:            SCH
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 21 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 25
$                  NAME:         "1A19"
$                 CSORT:             25
$                  TYPE:            SCH
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 22 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 26
$                  NAME:         "1A20"
$                 CSORT:             26
$                  TYPE:            FLT
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 23 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 27
$                  NAME:         "1A21"
$                 CSORT:             27
$                  TYPE:            INV
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 24 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 28
$                  NAME:         "1A14"
$                 CSORT:             28
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 25 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 29
$                  NAME:          "1A4"
$                 CSORT:             29
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 26 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 30
$                  NAME:          "1B1"
$                 CSORT:             30
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 27 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
--------------------------------------------------

$     END_TRANCHES:
--------------------------------------------------
--------------------------------------------------
$      SCHEDULE: 1

       20030525    201282000.00
       20030625    200687520.80
       20030725    200014948.53
       20030825    199264513.58
       20030925    198436496.64
       20031025    197531228.60
       20031125    196549090.44
       20031225    195490513.05
       20040125    194355976.95
       20040225    193146012.04
       20040325    191861197.25
       20040425    190502160.08
       20040525    189069576.23
       20040625    187564169.04
       20040725    185986708.94
       20040825    184338012.83
       20040925    182618943.45
       20041025    180830408.64
       20041125    178973360.56
       20041225    177048794.91
       20050125    175057750.06
       20050225    173001306.13
       20050325    170880584.03
       20050425    168696744.48
       20050525    166450986.98
       20050625    164144548.66
       20050725    161778703.23
       20050825    159354759.74
       20050925    156874061.44
       20051025    154410143.67
       20051125    151962897.42
       20051225    149532214.39
       20060125    147117986.98
       20060225    144720108.29
       20060325    142338472.12
       20060425    139972972.96
       20060525    137623506.00
       20060625    135289967.09
       20060725    132972252.78
       20060825    130670260.28
       20060925    128383887.48
       20061025    126113032.93
       20061125    123857595.85
       20061225    121617476.09
       20070125    119392574.20
       20070225    117182791.33
       20070325    114988029.30
       20070425    112808190.57
       20070525    110643178.24
       20070625    108492896.03
       20070725    106357248.28
       20070825    104236139.99
       20070925    102129476.73
       20071025    100037164.74
       20071125     97959110.82
       20071225     95895222.42
       20080125     93845407.57
       20080225     91809574.91
       20080325     89787633.66
       20080425     87779493.67
       20080525     85785065.33
       20080625     83942430.29
       20080725     82113172.37
       20080825     80297204.20
       20080925     78494438.98
       20081025     76704790.50
       20081125     74928173.09
       20081225     73164501.66
       20090125     71413691.67
       20090225     69675659.12
       20090325     67950320.60
       20090425     66237593.20
       20090525     64537394.58
       20090625     62876942.14
       20090725     61228644.38
       20090825     59592420.92
       20090925     57968191.94
       20091025     56355878.10
       20091125     54755400.63
       20091225     53166681.24
       20100125     51606164.14
       20100225     50082143.39
       20100325     48593843.58
       20100425     47140505.09

       20100525     45721383.83
       20100625     44475422.62
       20100725     43259038.97
       20100825     42071584.08
       20100925     40912422.72
       20101025     39780933.01
       20101125     38676506.11
       20101225     37598545.95
       20110125     36546469.00
       20110225     35519704.00
       20110325     34517691.68
       20110425     33539884.58
       20110525     32585746.73
       20110625     31773476.56
       20110725     30980163.73
       20110825     30205386.73
       20110925     29448733.08
       20111025     28709799.20
       20111125     27988190.17
       20111225     27283519.55
       20120125     26595409.24
       20120225     25923489.28
       20120325     25267397.67
       20120425     24626780.23
       20120525     24001290.39
       20120625     23486663.03
       20120725     22982742.84
       20120825     22489311.41
       20120925     22006154.68
       20121025     21533062.92
       20121125     21069830.62
       20121225     20616256.41
       20130125     20172142.98
       20130225     19737296.99
       20130325     19311529.01
       20130425     18894653.40
       20130525     18486488.30
       20130625     18086855.48
       20130725     17695580.34
       20130825     17312491.78
       20130925     16937422.16
       20131025     16570207.21
       20131125     16210686.01
       20131225     15858700.84
       20140125     15514097.22
       20140225     15176723.75
       20140325     14846432.10
       20140425     14523076.94
       20140525     14206515.88
       20140625     13896609.40
       20140725     13593220.81
       20140825     13296216.18
       20140925     13005464.30
       20141025     12720836.59
       20141125     12442207.10
       20141225     12169452.41
       20150125     11902451.61
       20150225     11641086.23
       20150325     11385240.21
       20150425     11134799.85
       20150525     10889653.72
       20150625     10649692.67
       20150725     10414809.78
       20150825     10184900.28
       20150925      9959861.51
       20151025      9739592.93
       20151125      9523996.00
       20151225      9312974.22
       20160125      9106433.02
       20160225      8904279.77
       20160325      8706423.70
       20160425      8512775.91
       20160525      8323249.29
       20160625      8137758.50
       20160725      7956219.94
       20160825      7778551.73
       20160925      7604673.62
       20161025      7434507.01
       20161125      7267974.91
       20161225      7105001.88
       20170125      6945514.03
       20170225      6789438.97
       20170325      6636705.79
       20170425      6487245.01
       20170525      6340988.58
       20170625      6197869.84

       20170725      6057823.49
       20170825      5920785.55
       20170925      5786693.35
       20171025      5655485.50
       20171125      5527101.89
       20171225      5401483.59
       20180125      5278572.91
       20180225      5158313.33
       20180325      5040649.48
       20180425      4925527.13
       20180525      4812893.16
       20180625      4702695.52
       20180725      4594883.24
       20180825      4489406.40
       20180925      4386216.10
       20181025      4285264.42
       20181125      4186504.46
       20181225      4089890.24
       20190125      3995376.75
       20190225      3902919.90
       20190325      3812476.50
       20190425      3724004.25
       20190525      3637461.71
       20190625      3552808.30
       20190725      3470004.28
       20190825      3389010.71
       20190925      3309789.45
       20191025      3232303.17
       20191125      3156515.29
       20191225      3082389.98
       20200125      3009892.14
       20200225      2938987.43
       20200325      2869642.17
       20200425      2801823.40
       20200525      2735498.84
       20200625      2670636.88
       20200725      2607206.54
       20200825      2545177.50
       20200925      2484520.05
       20201025      2425205.12
       20201125      2367204.21
       20201225      2310489.42
       20210125      2255033.43
       20210225      2200809.49
       20210325      2147791.40
       20210425      2095953.49
       20210525      2045270.63
       20210625      1995718.23
       20210725      1947272.16
       20210825      1899908.85
       20210925      1853605.18
       20211025      1808338.52
       20211125      1764086.70
       20211225      1720828.04
       20220125      1678541.27
       20220225      1637205.59
       20220325      1596800.63
       20220425      1557306.42
       20220525      1518703.45
       20220625      1480972.56
       20220725      1444095.04
       20220825      1408052.54
       20220925      1372827.10
       20221025      1338401.14
       20221125      1304757.43
       20221225      1271879.13
       20230125      1239749.71
       20230225      1208353.02
       20230325      1177673.23
       20230425      1147694.85
       20230525      1118402.71
       20230625      1089781.96
       20230725      1061818.04
       20230825      1034496.74
       20230925      1007804.10
       20231025       981726.48
       20231125       956250.52
       20231225       931363.13
       20240125       907051.52
       20240225       883303.14
       20240325       860105.73
       20240425       837447.25
       20240525       815315.96
       20240625       793700.34

       20240725       772589.11
       20240825       751971.23
       20240925       731835.91
       20241025       712172.56
       20241125       692970.84
       20241225       674220.62
       20250125       655911.96
       20250225       638035.16
       20250325       620580.72
       20250425       603539.33
       20250525       586901.88
       20250625       570659.46
       20250725       554803.35
       20250825       539325.00
       20250925       524216.05
       20251025       509468.32
       20251125       495073.80
       20251225       481024.65
       20260125       467313.21
       20260225       453931.96
       20260325       440873.55
       20260425       428130.79
       20260525       415696.65
       20260625       403564.22
       20260725       391726.78
       20260825       380177.72
       20260925       368910.58
       20261025       357919.05
       20261125       347196.93
       20261225       336738.18
       20270125       326536.88
       20270225       316587.23
       20270325       306883.56
       20270425       297420.31
       20270525       288192.06
       20270625       279193.50
       20270725       270419.42
       20270825       261864.73
       20270925       253524.47
       20271025       245393.74
       20271125       237467.80
       20271225       229741.97
       20280125       222211.70
       20280225       214872.51
       20280325       207720.05
       20280425       200750.03
       20280525       193958.28
       20280625       187340.70
       20280725       180893.30
       20280825       174612.16
       20280925       168493.45
       20281025       162533.42
       20281125       156728.41
       20281225       151074.82
       20290125       145569.17
       20290225       140208.00
       20290325       134987.97
       20290425       129905.80
       20290525       124958.27
       20290625       120142.23
       20290725       115454.63
       20290825       110892.45
       20290925       106452.76
       20291025       102132.67
       20291125        97929.38
       20291225        93840.14
       20300125        89862.26
       20300225        85993.11
       20300325        82230.11
       20300425        78570.75
       20300525        75012.57
       20300625        71553.17
       20300725        68190.18
       20300825        64921.32
       20300925        61744.33
       20301025        58657.01
       20301125        55657.21
       20301225        52742.83
       20310125        49911.80
       20310225        47162.13
       20310325        44491.84
       20310425        41899.02
       20310525        39381.78
       20310625        36938.28
       20310725        34566.74
       20310825        32265.38
       20310925        30032.51
       20311025        27866.44
       20311125        25765.52
       20311225        23728.16
       20320125        21752.79
       20320225        19837.88
       20320325        17981.93
       20320425        16183.47
       20320525        14441.07
       20320625        12753.35
       20320725        11118.92
       20320825         9536.46
       20320925         8004.66
       20321025         6522.24
       20321125         5087.96
       20321225         3700.60
       20330125         2358.98
       20330225         1061.91
       20330325            0.00

      END SCHEDULE: 1
--------------------------------------------------
     END OF BOND FILE
***************************************************


$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)
--------------------------------------------------
$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay
                    WHOLE 20030525 55 56
--------------------------------------------------------------------------------
$     ASSUMED_POOLS:
--------------------------------------------------------------------------------
!G Pool Number  Pool Type    NET-CPN CURR--FACT ORIG--BALANCE  PY-FEE
BV-FEE PY/BV/BLN-W AGE
--------------------------------------------------------------------------------
   M 1 WHOLE XX/XX  5.500000000 1.00000000 617828000.00  0.450000000
0.000000000 358 360 358 2
--------------------------------------------------------------------------------

!This information is being provided in response to your specific request for information. The information has been prepared and !furnished to you solely by
!CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary
!description of the under-
!lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in !connection with the proposed
!transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC
!makes no representation that
!the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a !prospectus and any
!investment decision with respect to the security should be made by you based solely upon the information contained in the final
!prospectus. Under no
!circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any !sale of securities in
!any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the !securities laws of such
!jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus
!relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:48:52                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A19

    Months         PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
     480            0       100      300      400      500

     Date         1A19     1A19     1A19     1A19     1A19
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004   100.00   100.00   100.00   100.00   100.00
     5/25/2005   100.00   100.00   100.00   100.00   100.00
     5/25/2006   100.00   100.00   100.00   100.00   100.00
     5/25/2007   100.00   100.00   100.00   100.00   100.00
     5/25/2008   100.00   100.00   100.00   100.00   100.00
     5/25/2009   100.00   100.00   100.00   100.00   100.00
     5/25/2010   100.00   100.00   100.00   100.00   100.00
     5/25/2011   100.00   100.00   100.00   100.00    60.42
     5/25/2012   100.00   100.00   100.00   100.00     0.00
     5/25/2013   100.00   100.00   100.00   100.00     0.00
     5/25/2014   100.00   100.00   100.00   100.00     0.00
     5/25/2015   100.00   100.00   100.00   100.00     0.00
     5/25/2016   100.00   100.00   100.00   100.00     0.00
     5/25/2017   100.00   100.00   100.00   100.00     0.00
     5/25/2018   100.00   100.00   100.00    85.80     0.00
     5/25/2019   100.00   100.00   100.00    62.38     0.00
     5/25/2020   100.00   100.00   100.00    45.13     0.00
     5/25/2021   100.00    83.96    83.96    32.47     0.00
     5/25/2022   100.00    62.34    62.34    23.19     0.00
     5/25/2023   100.00    45.91    45.91    16.43     0.00
     5/25/2024   100.00    33.47    33.47    11.52     0.00
     5/25/2025   100.00    24.09    24.09     7.98     0.00
     5/25/2026   100.00    17.06    17.06     5.44     0.00
     5/25/2027    11.83    11.83    11.83     3.63     0.00
     5/25/2028     7.96     7.96     7.96     2.35     0.00
     5/25/2029     5.13     5.13     5.13     1.46     0.00
     5/25/2030     3.08     3.08     3.08     0.84     0.00
     5/25/2031     1.62     1.62     1.62     0.43     0.00
     5/25/2032     0.59     0.59     0.59     0.15     0.00
     3/25/2033     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    23.73    20.51    20.51    17.53     8.19

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:48:52                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A20

    Months         PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
     480            0       100      300      400      500

    Date          1A20     1A20     1A20     1A20     1A20
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004   100.00   100.00    91.05    85.91    80.75
     5/25/2005   100.00   100.00    71.48    55.70    40.31
     5/25/2006   100.00   100.00    48.98    22.83     0.00
     5/25/2007   100.00   100.00    32.97     1.65     0.00
     5/25/2008   100.00   100.00    22.46     0.00     0.00
     5/25/2009   100.00   100.00    17.45     0.00     0.00
     5/25/2010   100.00   100.00    15.68     0.00     0.00
     5/25/2011   100.00   100.00    13.94     0.00     0.00
     5/25/2012   100.00   100.00    12.04     0.00     0.00
     5/25/2013   100.00   100.00    10.21     0.00     0.00
     5/25/2014   100.00    96.51     8.59     0.00     0.00
     5/25/2015   100.00    89.73     7.17     0.00     0.00
     5/25/2016   100.00    82.91     5.95     0.00     0.00
     5/25/2017   100.00    76.15     4.91     0.00     0.00
     5/25/2018   100.00    69.53     4.02     0.00     0.00
     5/25/2019   100.00    63.09     3.26     0.00     0.00
     5/25/2020   100.00    56.89     2.63     0.00     0.00
     5/25/2021   100.00    50.93     2.11     0.00     0.00
     5/25/2022   100.00    45.24     1.67     0.00     0.00
     5/25/2023   100.00    39.82     1.31     0.00     0.00
     5/25/2024   100.00    34.67     1.02     0.00     0.00
     5/25/2025   100.00    29.79     0.78     0.00     0.00
     5/25/2026   100.00    25.17     0.59     0.00     0.00
     5/25/2027    92.80    20.82     0.43     0.00     0.00
     5/25/2028    79.13    16.71     0.31     0.00     0.00
     5/25/2029    64.59    12.83     0.21     0.00     0.00
     5/25/2030    49.15     9.19     0.13     0.00     0.00
     5/25/2031    32.75     5.76     0.07     0.00     0.00
     5/25/2032    15.33     2.54     0.03     0.00     0.00
     3/25/2033     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    26.87    18.81     4.34     2.19     1.75

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:48:52                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A14

    Months         PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
     480            0       100      300      400      500

     Date         1A14     1A14     1A14     1A14     1A14
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004   100.00   100.00   100.00   100.00   100.00
     5/25/2005   100.00   100.00   100.00   100.00   100.00
     5/25/2006   100.00   100.00   100.00   100.00   100.00
     5/25/2007   100.00   100.00   100.00   100.00   100.00
     5/25/2008   100.00   100.00   100.00   100.00   100.00
     5/25/2009    98.18    96.38    92.54    90.48    88.32
     5/25/2010    96.26    92.18    83.83    79.54    75.17
     5/25/2011    94.21    86.94    72.87    66.08    59.47
     5/25/2012    92.04    80.84    60.76    51.86    42.78
     5/25/2013    89.74    74.08    48.57    38.43    29.20
     5/25/2014    87.29    67.74    38.75    28.41    19.88
     5/25/2015    84.70    61.79    30.83    20.95    13.50
     5/25/2016    81.95    56.19    24.46    15.40     9.15
     5/25/2017    79.03    50.94    19.34    11.29     6.17
     5/25/2018    75.93    46.00    15.24     8.24     4.15
     5/25/2019    72.64    41.37    11.95     5.99     2.78
     5/25/2020    69.15    37.02     9.33     4.34     1.85
     5/25/2021    65.45    32.94     7.24     3.12     1.23
     5/25/2022    61.52    29.10     5.58     2.23     0.81
     5/25/2023    57.35    25.50     4.27     1.58     0.53
     5/25/2024    52.92    22.12     3.23     1.11     0.34
     5/25/2025    48.23    18.95     2.41     0.77     0.22
     5/25/2026    43.25    15.97     1.77     0.52     0.14
     5/25/2027    37.96    13.18     1.28     0.35     0.08
     5/25/2028    32.35    10.56     0.89     0.23     0.05
     5/25/2029    26.39     8.10     0.60     0.14     0.03
     5/25/2030    20.08     5.79     0.37     0.08     0.02
     5/25/2031    13.37     3.62     0.20     0.04     0.01
     5/25/2032     6.26     1.59     0.08     0.01        *
     3/25/2033     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    20.39    15.31    10.88     9.82     9.07

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:45:52                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name:  1B1

    Months         PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
     480            0       100      300      400      500

     Date          1B1      1B1      1B1      1B1      1B1
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004    98.75    98.75    98.75    98.75    98.75
     5/25/2005    97.41    97.41    97.41    97.41    97.41
     5/25/2006    96.00    96.00    96.00    96.00    96.00
     5/25/2007    94.50    94.50    94.50    94.50    94.50
     5/25/2008    92.91    92.91    92.91    92.91    92.91
     5/25/2009    91.23    89.55    85.98    84.07    82.06
     5/25/2010    89.43    85.65    77.89    73.91    69.84
     5/25/2011    87.53    80.78    67.71    61.40    55.26
     5/25/2012    85.52    75.11    56.45    48.19    40.62
     5/25/2013    83.38    68.83    45.13    35.70    27.72
     5/25/2014    81.11    62.94    36.00    26.40    18.88
     5/25/2015    78.70    57.41    28.64    19.47    12.82
     5/25/2016    76.14    52.21    22.72    14.31     8.68
     5/25/2017    73.43    47.33    17.97    10.49     5.86
     5/25/2018    70.55    42.74    14.16     7.66     3.94
     5/25/2019    67.49    38.44    11.11     5.57     2.64
     5/25/2020    64.25    34.40     8.67     4.03     1.76
     5/25/2021    60.81    30.60     6.73     2.90     1.17
     5/25/2022    57.16    27.04     5.19     2.07     0.77
     5/25/2023    53.28    23.69     3.96     1.47     0.50
     5/25/2024    49.17    20.55     3.00     1.03     0.32
     5/25/2025    44.81    17.61     2.24     0.71     0.21
     5/25/2026    40.18    14.84     1.65     0.49     0.13
     5/25/2027    35.27    12.24     1.19     0.32     0.08
     5/25/2028    30.06     9.81     0.83     0.21     0.05
     5/25/2029    24.52     7.52     0.55     0.13     0.03
     5/25/2030    18.65     5.38     0.35     0.08     0.01
     5/25/2031    12.43     3.37     0.19     0.04     0.01
     5/25/2032     5.82     1.48     0.07     0.01        *
     3/25/2033     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    19.13    14.41    10.29     9.31     8.64

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:43:29                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A15

      Months      PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
       480         0       100      300      400      500

       Date       1A15     1A15     1A15     1A15     1A15
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004    98.57    96.61    92.68    90.70    88.71
     5/25/2005    97.06    90.55    77.96    71.89    65.97
     5/25/2006    95.45    82.81    60.16    50.09    40.84
     5/25/2007    93.75    75.44    45.43    33.37    23.07
     5/25/2008    91.94    68.52    33.49    20.83    10.80
     5/25/2009    90.22    62.48    24.81    12.72     3.94
     5/25/2010    88.41    56.92    18.16     7.18     0.00
     5/25/2011    86.48    51.88    13.32     3.76     0.00
     5/25/2012    84.43    47.31     9.87     1.79     0.00
     5/25/2013    82.26    43.16     7.41     0.70     0.00
     5/25/2014    79.95    39.26     5.43     0.00     0.00
     5/25/2015    77.50    35.60     3.83     0.00     0.00
     5/25/2016    74.91    32.16     2.54     0.00     0.00
     5/25/2017    72.15    28.93     1.51     0.00     0.00
     5/25/2018    69.23    25.90     0.68     0.00     0.00
     5/25/2019    66.13    23.05     0.02     0.00     0.00
     5/25/2020    62.84    20.37     0.00     0.00     0.00
     5/25/2021    59.34    17.86     0.00     0.00     0.00
     5/25/2022    55.64    15.50     0.00     0.00     0.00
     5/25/2023    51.70    13.29     0.00     0.00     0.00
     5/25/2024    47.53    11.21     0.00     0.00     0.00
     5/25/2025    43.10     9.26     0.00     0.00     0.00
     5/25/2026    38.40     7.43     0.00     0.00     0.00
     5/25/2027    33.42     5.71     0.00     0.00     0.00
     5/25/2028    28.12     4.10     0.00     0.00     0.00
     5/25/2029    22.51     2.59     0.00     0.00     0.00
     5/25/2030    16.55     1.17     0.00     0.00     0.00
     5/25/2031    10.22     0.00     0.00     0.00     0.00
     5/25/2032     3.51     0.00     0.00     0.00     0.00
    12/25/2032     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    18.74    10.22     4.50     3.46     2.86

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:43:29                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A24

      Months      PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
       480         0       100      300      400      500

       Date       1A24     1A24     1A24     1A24     1A24
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004   100.00   100.00   100.00   100.00   100.00
     5/25/2005   100.00   100.00   100.00   100.00   100.00
     5/25/2006   100.00   100.00   100.00   100.00   100.00
     5/25/2007   100.00   100.00   100.00   100.00   100.00
     5/25/2008   100.00   100.00   100.00   100.00   100.00
     5/25/2009   100.00   100.00   100.00   100.00   100.00
     5/25/2010   100.00   100.00   100.00   100.00    96.62
     5/25/2011   100.00   100.00   100.00   100.00    19.56
     5/25/2012   100.00   100.00   100.00   100.00     0.00
     5/25/2013   100.00   100.00   100.00   100.00     0.00
     5/25/2014   100.00   100.00   100.00    95.71     0.00
     5/25/2015   100.00   100.00   100.00    70.58     0.00
     5/25/2016   100.00   100.00   100.00    51.90     0.00
     5/25/2017   100.00   100.00   100.00    38.04     0.00
     5/25/2018   100.00   100.00   100.00    27.77     0.00
     5/25/2019   100.00   100.00   100.00    20.19     0.00
     5/25/2020   100.00   100.00    78.77    14.61     0.00
     5/25/2021   100.00   100.00    61.13    10.51     0.00
     5/25/2022   100.00   100.00    47.12     7.51     0.00
     5/25/2023   100.00   100.00    36.02     5.32     0.00
     5/25/2024   100.00   100.00    27.26     3.73     0.00
     5/25/2025   100.00   100.00    20.37     2.58     0.00
     5/25/2026   100.00   100.00    14.98     1.76     0.00
     5/25/2027   100.00   100.00    10.78     1.17     0.00
     5/25/2028   100.00   100.00     7.53     0.76     0.00
     5/25/2029   100.00   100.00     5.04     0.47     0.00
     5/25/2030   100.00   100.00     3.14     0.27     0.00
     5/25/2031   100.00    93.28     1.72     0.14     0.00
     5/25/2032   100.00    41.04     0.66     0.05     0.00
     3/25/2033     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    29.70    28.86    19.66    14.05     7.64

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:43:29                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A28

      Months      PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
       480         0       100      300      400      500

       Date       1A28     1A28     1A28     1A28     1A28
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004    98.32    96.01    91.37    89.04    86.70
     5/25/2005    96.53    88.86    74.03    66.87    59.89
     5/25/2006    94.64    79.74    53.04    41.18    30.27
     5/25/2007    92.63    71.05    35.68    21.47     9.32
     5/25/2008    90.50    62.90    21.61     6.69     0.00
     5/25/2009    88.48    55.78    11.38     0.00     0.00
     5/25/2010    86.33    49.23     3.54     0.00     0.00
     5/25/2011    84.06    43.29     0.00     0.00     0.00
     5/25/2012    81.65    37.90     0.00     0.00     0.00
     5/25/2013    79.09    33.01     0.00     0.00     0.00
     5/25/2014    76.37    28.41     0.00     0.00     0.00
     5/25/2015    73.49    24.09     0.00     0.00     0.00
     5/25/2016    70.43    20.04     0.00     0.00     0.00
     5/25/2017    67.18    16.23     0.00     0.00     0.00
     5/25/2018    63.73    12.66     0.00     0.00     0.00
     5/25/2019    60.08     9.30     0.00     0.00     0.00
     5/25/2020    56.20     6.15     0.00     0.00     0.00
     5/25/2021    52.08     3.19     0.00     0.00     0.00
     5/25/2022    47.71     0.41     0.00     0.00     0.00
     5/25/2023    43.08     0.00     0.00     0.00     0.00
     5/25/2024    38.16     0.00     0.00     0.00     0.00
     5/25/2025    32.94     0.00     0.00     0.00     0.00
     5/25/2026    27.40     0.00     0.00     0.00     0.00
     5/25/2027    21.52     0.00     0.00     0.00     0.00
     5/25/2028    15.28     0.00     0.00     0.00     0.00
     5/25/2029     8.66     0.00     0.00     0.00     0.00
     5/25/2030     1.64     0.00     0.00     0.00     0.00
     8/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    17.01     7.91     3.43     2.77     2.38

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:43:29                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A2

      Months      PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
       480          0       100      300      400      500

     Date         1A2      1A2      1A2      1A2      1A2
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004   100.00   100.00   100.00   100.00   100.00
     5/25/2005   100.00   100.00   100.00   100.00   100.00
     5/25/2006   100.00   100.00   100.00   100.00   100.00
     5/25/2007   100.00   100.00   100.00   100.00   100.00
     5/25/2008   100.00   100.00   100.00   100.00     0.00
     5/25/2009   100.00   100.00   100.00     0.00     0.00
     5/25/2010   100.00   100.00   100.00     0.00     0.00
     5/25/2011   100.00   100.00    21.32     0.00     0.00
     5/25/2012   100.00   100.00     0.00     0.00     0.00
     5/25/2013   100.00   100.00     0.00     0.00     0.00
     5/25/2014   100.00   100.00     0.00     0.00     0.00
     5/25/2015   100.00   100.00     0.00     0.00     0.00
     5/25/2016   100.00   100.00     0.00     0.00     0.00
     5/25/2017   100.00   100.00     0.00     0.00     0.00
     5/25/2018   100.00   100.00     0.00     0.00     0.00
     5/25/2019   100.00   100.00     0.00     0.00     0.00
     5/25/2020   100.00   100.00     0.00     0.00     0.00
     5/25/2021   100.00   100.00     0.00     0.00     0.00
     5/25/2022   100.00   100.00     0.00     0.00     0.00
     5/25/2023   100.00    19.89     0.00     0.00     0.00
     5/25/2024   100.00     0.00     0.00     0.00     0.00
     5/25/2025   100.00     0.00     0.00     0.00     0.00
     5/25/2026   100.00     0.00     0.00     0.00     0.00
     5/25/2027   100.00     0.00     0.00     0.00     0.00
     5/25/2028   100.00     0.00     0.00     0.00     0.00
     5/25/2029   100.00     0.00     0.00     0.00     0.00
     5/25/2030   100.00     0.00     0.00     0.00     0.00
     1/25/2031     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.44    19.71     7.88     5.85     4.73

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:43:29                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A5

      Months      PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
       480          0       100      300      400      500

       Date       1A5      1A5      1A5      1A5      1A5
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004   100.00   100.00   100.00   100.00   100.00
     5/25/2005   100.00   100.00   100.00   100.00   100.00
     5/25/2006   100.00   100.00   100.00   100.00   100.00
     5/25/2007   100.00   100.00   100.00   100.00   100.00
     5/25/2008   100.00   100.00   100.00   100.00    13.21
     5/25/2009   100.00   100.00   100.00    95.57     0.00
     5/25/2010   100.00   100.00   100.00     0.00     0.00
     5/25/2011   100.00   100.00   100.00     0.00     0.00
     5/25/2012   100.00   100.00     0.00     0.00     0.00
     5/25/2013   100.00   100.00     0.00     0.00     0.00
     5/25/2014   100.00   100.00     0.00     0.00     0.00
     5/25/2015   100.00   100.00     0.00     0.00     0.00
     5/25/2016   100.00   100.00     0.00     0.00     0.00
     5/25/2017   100.00   100.00     0.00     0.00     0.00
     5/25/2018   100.00   100.00     0.00     0.00     0.00
     5/25/2019   100.00   100.00     0.00     0.00     0.00
     5/25/2020   100.00   100.00     0.00     0.00     0.00
     5/25/2021   100.00   100.00     0.00     0.00     0.00
     5/25/2022   100.00   100.00     0.00     0.00     0.00
     5/25/2023   100.00   100.00     0.00     0.00     0.00
     5/25/2024   100.00    30.76     0.00     0.00     0.00
     5/25/2025   100.00     0.00     0.00     0.00     0.00
     5/25/2026   100.00     0.00     0.00     0.00     0.00
     5/25/2027   100.00     0.00     0.00     0.00     0.00
     5/25/2028   100.00     0.00     0.00     0.00     0.00
     5/25/2029   100.00     0.00     0.00     0.00     0.00
     5/25/2030   100.00     0.00     0.00     0.00     0.00
     5/25/2031     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.81    20.81     8.48     6.20     4.95

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:43:29                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A6

      Months      PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
      480           0       100      300      400      500

       Date       1A6      1A6      1A6      1A6      1A6
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004   100.00   100.00   100.00   100.00   100.00
     5/25/2005   100.00   100.00   100.00   100.00   100.00
     5/25/2006   100.00   100.00   100.00   100.00   100.00
     5/25/2007   100.00   100.00   100.00   100.00   100.00
     5/25/2008   100.00   100.00   100.00   100.00   100.00
     5/25/2009   100.00   100.00   100.00   100.00     0.00
     5/25/2010   100.00   100.00   100.00     0.00     0.00
     5/25/2011   100.00   100.00   100.00     0.00     0.00
     5/25/2012   100.00   100.00    73.01     0.00     0.00
     5/25/2013   100.00   100.00     0.00     0.00     0.00
     5/25/2014   100.00   100.00     0.00     0.00     0.00
     5/25/2015   100.00   100.00     0.00     0.00     0.00
     5/25/2016   100.00   100.00     0.00     0.00     0.00
     5/25/2017   100.00   100.00     0.00     0.00     0.00
     5/25/2018   100.00   100.00     0.00     0.00     0.00
     5/25/2019   100.00   100.00     0.00     0.00     0.00
     5/25/2020   100.00   100.00     0.00     0.00     0.00
     5/25/2021   100.00   100.00     0.00     0.00     0.00
     5/25/2022   100.00   100.00     0.00     0.00     0.00
     5/25/2023   100.00   100.00     0.00     0.00     0.00
     5/25/2024   100.00   100.00     0.00     0.00     0.00
     5/25/2025   100.00    47.10     0.00     0.00     0.00
     5/25/2026   100.00     0.00     0.00     0.00     0.00
     5/25/2027   100.00     0.00     0.00     0.00     0.00
     5/25/2028   100.00     0.00     0.00     0.00     0.00
     5/25/2029   100.00     0.00     0.00     0.00     0.00
     5/25/2030   100.00     0.00     0.00     0.00     0.00
     5/25/2031    88.44     0.00     0.00     0.00     0.00
     9/25/2031     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    28.16    22.00    9.24      6.60     5.21

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:43:29                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A8

      Months      PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
      480           0       100      300      400      500

       Date       1A8      1A8      1A8      1A8      1A8
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004   100.00   100.00   100.00   100.00   100.00
     5/25/2005   100.00   100.00   100.00   100.00   100.00
     5/25/2006   100.00   100.00   100.00   100.00   100.00
     5/25/2007   100.00   100.00   100.00   100.00   100.00
     5/25/2008   100.00   100.00   100.00   100.00   100.00
     5/25/2009   100.00   100.00   100.00   100.00     0.00
     5/25/2010   100.00   100.00   100.00    43.50     0.00
     5/25/2011   100.00   100.00   100.00     0.00     0.00
     5/25/2012   100.00   100.00   100.00     0.00     0.00
     5/25/2013   100.00   100.00    56.80     0.00     0.00
     5/25/2014   100.00   100.00     0.00     0.00     0.00
     5/25/2015   100.00   100.00     0.00     0.00     0.00
     5/25/2016   100.00   100.00     0.00     0.00     0.00
     5/25/2017   100.00   100.00     0.00     0.00     0.00
     5/25/2018   100.00   100.00     0.00     0.00     0.00
     5/25/2019   100.00   100.00     0.00     0.00     0.00
     5/25/2020   100.00   100.00     0.00     0.00     0.00
     5/25/2021   100.00   100.00     0.00     0.00     0.00
     5/25/2022   100.00   100.00     0.00     0.00     0.00
     5/25/2023   100.00   100.00     0.00     0.00     0.00
     5/25/2024   100.00   100.00     0.00     0.00     0.00
     5/25/2025   100.00   100.00     0.00     0.00     0.00
     5/25/2026   100.00    58.11     0.00     0.00     0.00
     5/25/2027   100.00     0.00     0.00     0.00     0.00
     5/25/2028   100.00     0.00     0.00     0.00     0.00
     5/25/2029   100.00     0.00     0.00     0.00     0.00
     5/25/2030   100.00     0.00     0.00     0.00     0.00
     5/25/2031   100.00     0.00     0.00     0.00     0.00
    12/25/2031     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    28.47    23.11    10.09     7.01     5.49

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT    Date: 05/20/2003 15:45:48                                         CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A9

    Months         PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
     480            0       100      300      400      500

     Date          1A9      1A9      1A9      1A9      1A9
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004   100.00   100.00   100.00   100.00   100.00
     5/25/2005   100.00   100.00   100.00   100.00   100.00
     5/25/2006   100.00   100.00   100.00   100.00   100.00
     5/25/2007   100.00   100.00   100.00   100.00   100.00
     5/25/2008   100.00   100.00   100.00   100.00   100.00
     5/25/2009   100.00   100.00   100.00   100.00    39.33
     5/25/2010   100.00   100.00   100.00   100.00     0.00
     5/25/2011   100.00   100.00   100.00    34.90     0.00
     5/25/2012   100.00   100.00   100.00     0.00     0.00
     5/25/2013   100.00   100.00   100.00     0.00     0.00
     5/25/2014   100.00   100.00    75.75     0.00     0.00
     5/25/2015   100.00   100.00    36.61     0.00     0.00
     5/25/2016   100.00   100.00     5.11     0.00     0.00
     5/25/2017   100.00   100.00     0.00     0.00     0.00
     5/25/2018   100.00   100.00     0.00     0.00     0.00
     5/25/2019   100.00   100.00     0.00     0.00     0.00
     5/25/2020   100.00   100.00     0.00     0.00     0.00
     5/25/2021   100.00   100.00     0.00     0.00     0.00
     5/25/2022   100.00   100.00     0.00     0.00     0.00
     5/25/2023   100.00   100.00     0.00     0.00     0.00
     5/25/2024   100.00   100.00     0.00     0.00     0.00
     5/25/2025   100.00   100.00     0.00     0.00     0.00
     5/25/2026   100.00   100.00     0.00     0.00     0.00
     5/25/2027   100.00    82.80     0.00     0.00     0.00
     5/25/2028   100.00    43.29     0.00     0.00     0.00
     5/25/2029   100.00     6.22     0.00     0.00     0.00
     5/25/2030   100.00     0.00     0.00     0.00     0.00
     5/25/2031   100.00     0.00     0.00     0.00     0.00
     5/25/2032    28.92     0.00     0.00     0.00     0.00
     8/25/2032     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    28.90    24.87    11.73     7.87     5.97

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:45:48                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A12

    Months         PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
     480            0       100      300      400      500

     Date         1A12     1A12     1A12     1A12     1A12
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004   100.00   100.00   100.00   100.00   100.00
     5/25/2005   100.00   100.00   100.00   100.00   100.00
     5/25/2006   100.00   100.00   100.00   100.00   100.00
     5/25/2007   100.00   100.00   100.00   100.00   100.00
     5/25/2008   100.00   100.00   100.00   100.00   100.00
     5/25/2009   100.00   100.00   100.00   100.00   100.00
     5/25/2010   100.00   100.00   100.00   100.00     0.00
     5/25/2011   100.00   100.00   100.00   100.00     0.00
     5/25/2012   100.00   100.00   100.00    76.41     0.00
     5/25/2013   100.00   100.00   100.00    30.03     0.00
     5/25/2014   100.00   100.00   100.00     0.00     0.00
     5/25/2015   100.00   100.00   100.00     0.00     0.00
     5/25/2016   100.00   100.00   100.00     0.00     0.00
     5/25/2017   100.00   100.00    64.68     0.00     0.00
     5/25/2018   100.00   100.00    29.18     0.00     0.00
     5/25/2019   100.00   100.00     0.77     0.00     0.00
     5/25/2020   100.00   100.00     0.00     0.00     0.00
     5/25/2021   100.00   100.00     0.00     0.00     0.00
     5/25/2022   100.00   100.00     0.00     0.00     0.00
     5/25/2023   100.00   100.00     0.00     0.00     0.00
     5/25/2024   100.00   100.00     0.00     0.00     0.00
     5/25/2025   100.00   100.00     0.00     0.00     0.00
     5/25/2026   100.00   100.00     0.00     0.00     0.00
     5/25/2027   100.00   100.00     0.00     0.00     0.00
     5/25/2028   100.00   100.00     0.00     0.00     0.00
     5/25/2029   100.00   100.00     0.00     0.00     0.00
     5/25/2030   100.00    50.03     0.00     0.00     0.00
     5/25/2031   100.00     0.00     0.00     0.00     0.00
     5/25/2032   100.00     0.00     0.00     0.00     0.00
    12/25/2032     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    29.36    27.04    14.49     9.63     6.67

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:45:48                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A13

    Months         PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
     480            0       100      300      400      500

     Date         1A13     1A13     1A13     1A13     1A13
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004   100.00   100.00   100.00   100.00   100.00
     5/25/2005   100.00   100.00   100.00   100.00   100.00
     5/25/2006   100.00   100.00   100.00   100.00   100.00
     5/25/2007   100.00   100.00   100.00   100.00   100.00
     5/25/2008   100.00   100.00   100.00   100.00   100.00
     5/25/2009   100.00   100.00   100.00   100.00   100.00
     5/25/2010   100.00   100.00   100.00   100.00    96.46
     5/25/2011   100.00   100.00   100.00   100.00    19.53
     5/25/2012   100.00   100.00   100.00   100.00     0.00
     5/25/2013   100.00   100.00   100.00   100.00     0.00
     5/25/2014   100.00   100.00   100.00    95.56     0.00
     5/25/2015   100.00   100.00   100.00    70.47     0.00
     5/25/2016   100.00   100.00   100.00    51.82     0.00
     5/25/2017   100.00   100.00   100.00    37.98     0.00
     5/25/2018   100.00   100.00   100.00    27.73     0.00
     5/25/2019   100.00   100.00   100.00    20.16     0.00
     5/25/2020   100.00   100.00    78.64    14.59     0.00
     5/25/2021   100.00   100.00    61.03    10.49     0.00
     5/25/2022   100.00   100.00    47.04     7.50     0.00
     5/25/2023   100.00   100.00    35.96     5.31     0.00
     5/25/2024   100.00   100.00    27.21     3.72     0.00
     5/25/2025   100.00   100.00    20.33     2.58     0.00
     5/25/2026   100.00   100.00    14.95     1.76     0.00
     5/25/2027   100.00   100.00    10.76     1.17     0.00
     5/25/2028   100.00   100.00     7.52     0.76     0.00
     5/25/2029   100.00   100.00     5.03     0.47     0.00
     5/25/2030   100.00   100.00     3.14     0.27     0.00
     5/25/2031   100.00    93.13     1.71     0.14     0.00
     5/25/2032   100.00    40.98     0.66     0.05     0.00
     3/25/2033     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    29.70    28.86    19.65    14.05     7.64

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:45:48                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A17

    Months         PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
     480            0       100      300      400      500

     Date         1A17     1A17     1A17     1A17     1A17
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004    96.45    91.58    90.36    90.36    90.36
     5/25/2005    92.68    76.49    72.49    72.49    72.49
     5/25/2006    88.69    57.24    49.73    49.73    48.56
     5/25/2007    84.45    38.91    28.42    28.42    14.68
     5/25/2008    79.94    21.70    16.37    12.56     3.06
     5/25/2009    75.68    15.56     9.97     4.88     0.00
     5/25/2010    71.16    10.29     4.31     0.00     0.00
     5/25/2011    66.36     5.52     0.36     0.00     0.00
     5/25/2012    61.27     1.19     0.00     0.00     0.00
     5/25/2013    55.86     0.00     0.00     0.00     0.00
     5/25/2014    50.13     0.00     0.00     0.00     0.00
     5/25/2015    44.04     0.00     0.00     0.00     0.00
     5/25/2016    37.59     0.00     0.00     0.00     0.00
     5/25/2017    30.73     0.00     0.00     0.00     0.00
     5/25/2018    23.46     0.00     0.00     0.00     0.00
     5/25/2019    19.02     0.00     0.00     0.00     0.00
     5/25/2020    15.90     0.00     0.00     0.00     0.00
     5/25/2021    12.59     0.00     0.00     0.00     0.00
     5/25/2022     9.08     0.00     0.00     0.00     0.00
     5/25/2023     5.35     0.00     0.00     0.00     0.00
     5/25/2024     1.39     0.00     0.00     0.00     0.00
    10/25/2024     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    10.74     3.71     3.24     3.10     2.78

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:45:48                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A18

    Months         PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
     480            0       100      300      400      500

     Date         1A18     1A18     1A18     1A18     1A18
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004    95.51    89.33    87.79    87.79    87.79
     5/25/2005    90.74    70.22    65.17    65.17    65.17
     5/25/2006    85.67    45.86    36.34    36.34    34.87
     5/25/2007    80.30    22.64     9.36     9.36     0.00
     5/25/2008    74.60     0.85     0.00     0.00     0.00
     5/25/2009    69.21     0.00     0.00     0.00     0.00
     5/25/2010    63.48     0.00     0.00     0.00     0.00
     5/25/2011    57.40     0.00     0.00     0.00     0.00
     5/25/2012    50.96     0.00     0.00     0.00     0.00
     5/25/2013    44.11     0.00     0.00     0.00     0.00
     5/25/2014    36.85     0.00     0.00     0.00     0.00
     5/25/2015    29.15     0.00     0.00     0.00     0.00
     5/25/2016    20.97     0.00     0.00     0.00     0.00
     5/25/2017    12.29     0.00     0.00     0.00     0.00
     5/25/2018     3.09     0.00     0.00     0.00     0.00
     9/25/2018     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)     8.67     2.82     2.50     2.50     2.35

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:45:48                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A22

    Months         PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
     480            0       100      300      400      500

     Date         1A22     1A22     1A22     1A22     1A22
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004   100.00   100.00   100.00   100.00   100.00
     5/25/2005   100.00   100.00   100.00   100.00   100.00
     5/25/2006   100.00   100.00   100.00   100.00   100.00
     5/25/2007   100.00   100.00   100.00   100.00    69.80
     5/25/2008   100.00   100.00    77.83    59.74    14.54
     5/25/2009   100.00    74.01    47.43    23.19     0.00
     5/25/2010   100.00    48.96    20.51     0.00     0.00
     5/25/2011   100.00    26.24     1.71     0.00     0.00
     5/25/2012   100.00     5.64     0.00     0.00     0.00
     5/25/2013   100.00     0.00     0.00     0.00     0.00
     5/25/2014   100.00     0.00     0.00     0.00     0.00
     5/25/2015   100.00     0.00     0.00     0.00     0.00
     5/25/2016   100.00     0.00     0.00     0.00     0.00
     5/25/2017   100.00     0.00     0.00     0.00     0.00
     5/25/2018   100.00     0.00     0.00     0.00     0.00
     5/25/2019    90.44     0.00     0.00     0.00     0.00
     5/25/2020    75.60     0.00     0.00     0.00     0.00
     5/25/2021    59.86     0.00     0.00     0.00     0.00
     5/25/2022    43.16     0.00     0.00     0.00     0.00
     5/25/2023    25.43     0.00     0.00     0.00     0.00
     5/25/2024     6.63     0.00     0.00     0.00     0.00
    10/25/2024     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    18.54     7.06     6.02     5.38     4.40

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

WAMU03-S5G1AR10 30 year 5.5's   User ID: sijaz   Deals Directory: /home/sijaz/intexdeals
-----------------------------------------------------------------------------------------------
DEC TABLES REPORT   Date: 05/20/2003 15:45:48                                          CMO Desk
-----------------------------------------------------------------------------------------------
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 5.95 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------
Deal: WAMU03-S5G1AR10   Bond Name: 1A16

    Months         PSA      PSA      PSA      PSA      PSA
--------------   ------   ------   ------   ------   ------
     480            0       100      300      400      500

     Date         1A16     1A16     1A16     1A16     1A16
--------------   ------   ------   ------   ------   ------
     5/30/2003   100.00   100.00   100.00   100.00   100.00
     5/25/2004   100.00   100.00   100.00   100.00   100.00
     5/25/2005   100.00   100.00   100.00   100.00   100.00
     5/25/2006   100.00   100.00   100.00   100.00   100.00
     5/25/2007   100.00   100.00   100.00   100.00   100.00
     5/25/2008   100.00   100.00   100.00   100.00   100.00
     5/25/2009   100.00   100.00   100.00   100.00    60.44
     5/25/2010   100.00   100.00   100.00    95.64    16.70
     5/25/2011   100.00   100.00   100.00    58.47     0.00
     5/25/2012   100.00   100.00    74.49    37.00     0.00
     5/25/2013   100.00    68.45    55.44    25.24     0.00
     5/25/2014   100.00    40.66    40.66    16.46     0.00
     5/25/2015   100.00    29.20    29.20     9.93     0.00
     5/25/2016   100.00    20.33    20.33     5.08     0.00
     5/25/2017   100.00    13.49    13.49     1.47     0.00
     5/25/2018   100.00     8.21     8.21     0.00     0.00
     5/25/2019   100.00     4.15     4.15     0.00     0.00
     5/25/2020   100.00     1.03     1.03     0.00     0.00
     5/25/2021   100.00     0.00     0.00     0.00     0.00
     5/25/2022   100.00     0.00     0.00     0.00     0.00
     5/25/2023   100.00     0.00     0.00     0.00     0.00
     5/25/2024   100.00     0.00     0.00     0.00     0.00
     5/25/2025    67.81     0.00     0.00     0.00     0.00
     5/25/2026    16.69     0.00     0.00     0.00     0.00
     9/25/2026     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    22.37    11.38    10.99     9.01     6.34

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

[CREDIT SUISSE FIRST BOSTON LOGO]

                                   WAMU 03-S5

GROUP 1:

Pay rules

     1.   Pay 1A4 and 1A14 prorata their priority NAS amount.

     2.   Pay 59.4243596831%

               i. According to the aggregate PAC schedule first pay 1A18 and 1A22 sequentially, then 1A16, 1A26 and 1A23 prorata and then 1A19 to zero.

               ii.  Pay 1A20 and 1A21 prorata.

               iii. Disregarding the aggregate PAC schedule first pay 1A18 and
                    1A22 sequentially, then 1A16, 1A26 and 1A23 prorata and then 1A19 to zero.

     3.   Pay 32.3714759536% sequentially as follows

               i.   Prorata to 1A1, 1A28 and 1A27

               ii.  Pay 1A2 & 1A3 prorata to zero.

               iii. Pay 1A5

               iv.  Pay 1A6 and 1A7 prorata to zero.

               v.   Pay 1A8 to zero.

               vi.  Pay 1A9-1A11 prorata to zero.

               vii. Pay 1A12 and 1A13 sequentially to zero.

     4.   Pay 8.2041643634% sequentially to 1A15 and 1A24

     5.   Pay 1A4 and 1A14 prorata to zero.

Notes

     o    Pricing Speed - 300 PSA.

     o NAS Bonds - 1A4 and 1A14. Standard NAS bonds. Will step into SR role when other SRs are retired. 60 month hard lockout on the NAS.

     o    IO Bonds -

          1A25. Balance = (100/550)* Bal of Class 1A15

          1A17. Balance = (262.5/550)* Bal of Class 1A18 + (100/550)* Bal of
          Class 1A22

     o    Floater Bonds -

          1A20. L+145; 7.5cap, 1.45% floor, 24 day delay

          1A28. L+43; 8 cap, 0.43% floor, 0 day delay

     o    Inverse Floater Bonds -

          1A21: 16.637 - 2.75* L; 16.637% cap, 0% floor, 24 day delay, NON
          NOTIONAL balance

          1A29: 7.57% - L; 7.57% cap, 0% Floor, 0day delay, NOTIONAL BALANCE = 1A28